SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 9, 2003

                               HOMEFED CORPORATION
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              Exact name of registrant as specified in its charter)

            Delaware                     1-10153               33-0304982
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  (State of other jurisdiction of      (Commission         (I.R.S. Employer
   incorporation or organization)       File No.)          Identification No.)

                            1903 Wright Place, Suite 220
                               Carlsbad, California             92008
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               (Address of principal executive offices)       (Zip Code)

                                 (760) 918-8200
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              (Registrant's telephone number, including area code)

                                       N/A
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               (Former name, former address and former fiscal year,
                          if changed since last report)

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Item 5.         Other Events

The information set forth in the press release issued by HomeFed Corporation on July 11, 2003, attached hereto as Exhibit 99.1, is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

           (c) Exhibits.

           99.1   Press  Release of HomeFed Corporation, dated July 11, 2003.




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                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           REGISTRANT:

                                           HOMEFED CORPORATION


                                           By: /s/ Erin N. Ruhe
                                               ---------------------------------
Date:  July 11, 2003                           Erin N. Ruhe,
                                               Vice President and Controller






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                                 EXHIBIT INDEX

Exhibit No.   Description
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99.1          Press Release, dated July 11, 2003.







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